LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MARCH 25, 2020 TO THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION (“SAI”), OF THE FUNDS LISTED ON SCHEDULE A

1. The principal investment strategy of each fund is replaced with the following, which supersedes any descriptions of the fund’s investment strategy or investment policies to the contrary in the Summary Prospectus, Prospectus or SAI:

The fund is a money market fund that, under normal circumstances, invests at least 80% of its net assets in U.S. Treasury obligations. In addition, the fund may invest in repurchase agreements that are fully collateralized by U.S. Treasury obligations or cash. U.S. Treasury obligations include, without limitation, U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and TIPS, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index.

The fund holds all of its assets in U.S. Treasury obligations, repurchase agreements that are fully collateralized by U.S. Treasury obligations, and cash. Therefore, the fund meets the requirement under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), that a government money market fund invest at least 99.5% of its total assets in U.S. government obligations, cash, and/or repurchase agreements that are fully collateralized by U.S. government obligations or cash.

As a government money market fund, the fund tries to maintain a share price of $1.00. The fund invests in accordance with the credit quality, liquidity, diversification and portfolio maturity requirements of Rule 2a-7 under the 1940 Act. Where required, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

The fund may hold cash for cash management and defensive purposes. During unusual market conditions, the fund may hold up to 100% of its assets in cash. Although the fund intends to invest in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

2. The “Principal risks” sections of the Summary Prospectus and Prospectus are supplemented with the following, which supersedes any descriptions therein to the contrary.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The use of repurchase agreements may produce income that is not exempt from state personal income tax.

3. With respect to the funds listed in Schedule A, the “More on the fund’s/funds’ investment strategies, investments and risks” section, as applicable, of the Prospectus is supplemented with the following, which supersedes any descriptions therein to the contrary.

For purposes of its investment objective, the fund considers income attributable to repurchase agreements that are fully collateralized by U.S. Treasury obligations to be income from U.S. government obligations.

Credit Quality

The fund holds all of its assets in U.S. Treasury obligations, repurchase agreements that are fully collateralized by U.S. Treasury obligations, and cash.

Repurchase agreements

In a repurchase agreement, a fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities. Investments in repurchase agreements may produce income that is not exempt from state personal income tax.

Cash management and defensive investing

Each fund may also hold cash uninvested for cash management and defensive purposes. In the event of unusual circumstances when obligations in which a fund invests are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued securities is extremely low, or where no interest is paid at all, each fund may, without limit, hold cash uninvested.

If a fund holds cash uninvested, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund will not earn income on those assets. If a fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

4. The “Investment Practices and Risk Factors — Repurchase Agreements” section of the SAI is revised to change the heading as follows in accordance with this supplement.

Repurchase Agreements

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Premier Institutional U.S. Treasury Reserves	October 28, 2019
Western Asset Institutional U.S. Treasury Reserves	December 27, 2019

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

Western Asset Premium U.S. Treasury Reserves	December 27, 2019

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset U.S. Treasury Reserves	December 27, 2019

Please retain this supplement for future reference.

WASX589216

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